Schedule 10.20
                                 --------------


Exhibit 10.20 is the form of Regulation S Securities Subscription Agreement entered into by the Company and each of 22 subscribers for the sale and purchase of an aggregate principal amount of $9.08 million of the Company's 10% Convertible Debentures due March 4, 1999. All such executed agreements are identical except for the identity of the subscriber and the principal amount of debentures purchased.
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                                                            EXHIBIT 10.20

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                           UNIGENE LABORATORIES, INC.

                 REGULATION S SECURITIES SUBSCRIPTION AGREEMENT

         THE DEBENTURES BEING SUBSCRIBED FOR HEREIN AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THE DEBENTURES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION ("THE COMMISSION") UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, (THE "ACT") OR THE SECURITIES COMMISSION OF ANY STATE UNDER ANY STATE SECURITIES LAW. THEY ARE BEING OFFERED PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER REGULATION S ("REGULATION S") PROMULGATED UNDER THE ACT . THE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS SUCH TERM IS DEFINED IN REGULATION S) UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR SUCH OFFERS, SALES AND TRANSFERS ARE MADE PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

         THIS SUBSCRIPTION AGREEMENT DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, ANY OF THE SECURITIES OFFERED HEREBY TO ANY PERSON IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. INVESTMENT IN SUCH SECURITIES INVOLVES A HIGH DEGREE OF RISK. IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND THE RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED, APPROVED OR DISAPPROVED BY ANY U.S. FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT REVIEWED, PASSED UPON, CONFIRMED OR DETERMINED THE ACCURACY OR ADEQUACY OF THIS DOCUMENT OR ANY INFORMATION PROVIDED BY THE COMPANY TO POTENTIAL INVESTORS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         This Securities Subscription Agreement (the "Agreement") is executed by the undersigned (the "Subscriber") in connection with the offering (the "Offering") and subscription by the undersigned for 10% Convertible Debentures (the "Debentures") of Unigene Laboratories, Inc. (the "Company"), due on March 4, 1999, and offered in denominations of at least $50,000 and integral multiples of $10,000 in excess thereof up to a maximum aggregate principal amount of $9,080,000. The terms of the Debentures, including the terms on which the Debentures may be converted into common stock, $.01 par value, of the Company (the "Common Stock"), are set forth in the Debenture, in the form attached hereto as Exhibit A. The solicitation of this subscription and, if accepted by the Company, sale of Debentures, are being made in reliance upon the provisions of Regulation S. The Company may be subject to NASD regulatory restrictions regarding the number of shares that may be issued upon conversion of the Debentures (see Section 6.13 below and the Risk Factors referred to in Section 2.3). The Debentures, and the shares of Common Stock issuable upon conversion thereof (the "Shares"), are sometimes referred to herein collectively as the "Securities." The Subscriber wishes to subscribe for Debentures in the amount set forth in Section 19 in accordance with the terms and conditions of the form of Debenture and this Agreement. It is agreed as follows:

1.       Offer to Subscribe; Purchase Price; Closing; Placement Fees; and
Conditions to
          Subscriber's Obligations.

         1.1 Offer to Subscriber; Purchase Price. Subject to satisfaction of the conditions to closing set forth below, the Subscriber hereby subscribes for and agrees to purchase the aggregate principal amount of Debentures for a purchase price set out in Section 19 of this Agreement.

         1.2 Closing. The closing of the sale and purchase of the Debentures ("Closing") will occur upon (i) the satisfaction of all conditions described in this Agreement, (ii) sale in this Offering of at least $6,000,000 of aggregate principal amount of Debentures (the "Minimum Amount"), and no more than $9,080,000 of aggregate principal amount of Debentures (the "Maximum Amount"), and (iii) the satisfaction of all conditions required by the Escrow Agreement ("Escrow Agreement", defined as the agreement between the Company, Swartz Investments, LLC ("Placement Agent ") and First Union National Bank ("Escrow Agent") regarding this Offering). As soon as the subscriptions for at least the Minimum Amount have been accepted by the Company, according to the terms of this Agreement, the Company shall close on the Minimum Amount. Thereafter, the Company may conduct one or more additional Closings until the Maximum Amount has been reached.

         1.3 Placement Fees. The parties hereto acknowledge that the Placement Agent for this Offering will be compensated by the Company in cash and warrants to purchase Common Stock of the Company. The Placement Agent has acted solely as placement agent in connection with the Offering by the Company of the Debentures pursuant to this Agreement. The information and data contained in the Disclosure Documents (as defined in Section 2.2 below) and Risk Factors (as defined in Section 2.3 below) have not been subjected to independent verification by Placement Agent, and no representation or warranty is made by Placement Agent as to the accuracy or completeness of the information contained in the Disclosure Documents and Risk Factors.

         1.4 Conditions to Subscriber's Obligations. The Subscriber's obligations hereunder are further conditioned upon the following:

                  (i) the Common Stock is listed on the National Association of Securities Dealers, Inc.'s NASDAQ National Market System or Small Cap Market ("Nasdaq");

                  (ii) the representations and warranties of the Company are true and correct in all material respects on the Closing Date as if made on such date, and the Company shall deliver a certificate, signed by an officer of a Company, to such effect to the Escrow Agent;

                  (iii) there have been no material adverse changes in the Company's business prospects or financial condition since the date of the Company's balance sheet dated September 30, 1995; and

                  (iv) the following documents shall have been deposited with the Escrow Agent: the Registration Rights Agreement, the Opinion of Counsel and the Debenture;

2. Representations and Covenants; Access to Information; Independent Information; Independent Investigation

         2.1      Offshore Transaction.

                  The Subscriber represents and warrants to the Company that (i) the Subscriber is not a U.S. person ("U.S. person") as that term is defined in Rule 902(o) of Regulation S (a copy of which definition is attached as Exhibit B) and which definition includes, without limitation, a corporation or partnership that is organized under the laws of a jurisdiction other than the United States if it is formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it was organized or incorporated, and is owned, by accredited investors (as defined in Rule 501(a) of Regulation D under the Act) who are not natural persons, estates or trusts; (ii) the Securities were not offered to the Subscriber in the United States and at the time of execution of this Subscription Agreement and the time of any offer to the Subscriber to purchase the Securities hereunder, the Subscriber was physically outside the United States; (iii) the Subscriber is purchasing the Securities for its own account and not on behalf of or for the benefit of any U.S. person and the sale and resale of the Securities have not been prearranged with any U.S. person or buyer in the United States; (iv) the Subscriber agrees, and to the knowledge of the Subscriber, without any independent investigation, each distributor, if any, participating in the offering of the Securities, has agreed, that all offers and sales of the Securities prior to the expiration of a period commencing on the date of the last Closing of a sale and purchase of Debentures pursuant to the Offering (the "Last Closing") and ending forty days thereafter (the "Restricted Period") shall not be made to U.S. persons or for the account or benefit of U.S. persons and shall otherwise be made in compliance with the provisions of Regulation S; and (v) Subscriber is not an underwriter, dealer, distributor or other person who is participating, pursuant to a contractual arrangement, in the distribution of the Securities offered or sold in reliance on Regulation S.

         2.2 Subscriber's Independent Investigation. The Subscriber, in offering to subscribe for the Securities hereunder, has relied solely upon (i) an independent investigation made by it and its representatives, if any, and (ii) the representation, warranties and disclosures of the Company set forth herein and in the Disclosure Documents (as defined below). Subscriber has, prior to the date hereof, been given the opportunity to examine all material contracts and documents of the Company which have been filed as exhibits to the Company's filings made under the Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In making its investment decision to purchase the Debentures, the Subscriber is not relying on any oral or written representations or assurances from the Company or any other person other than as set forth in this Agreement, or on any information other than that contained or incorporated by reference in this Agreement and in written information, if any, prepared by the Company and supplied to the Subscriber by the Company in connection herewith or in the Company's (i) Annual Report on Form 10-KSB for the year ended December 31, 1994 and (ii) Quarterly Report on Form 10-QSB for the quarter ended September 30, 1995 (collectively, the "Disclosure Documents"). The Subscriber has such experience in business and financial matters that it is capable of evaluating the risk of its investment and determining the suitability of its investment. The Subscriber is an accredited investor as defined in Rule 501 of Regulation D, a copy of which definition is attached hereto as Exhibit C.

         2.3 Subscriber's Economic Risk. The Subscriber understands and acknowledges that an investment in the Securities involves a high degree of risk. Subscriber acknowledges that there are limitations on the liquidity of the Securities. The Subscriber represents that the Subscriber is able to bear the economic risk of an investment in the Securities, including a possible total loss of investment. In making this statement the Subscriber hereby represents and warrants to the Company that the Subscriber has adequate means of providing for the Subscriber's current needs and contingencies; that Subscriber is able to afford to hold the Securities for an indefinite period; and that Subscriber has such knowledge and experience in financial and business matters that the Subscriber is capable of evaluating the merits and risks of the investment in the Securities. Further, the Subscriber represents, as of the date of signing this Agreement, that the Subscriber has no present need for liquidity in the Securities and the Subscriber is willing to accept such investment risks. Subscriber has reviewed the Disclosure Documents, including without limitation the Risk Factors set forth at Exhibit D, prior to subscribing for any Debentures.

         2.4 No Government Recommendation or Approval. The Subscriber understands that no United States federal or state agency, or similar agency of any other country, has reviewed, approved, passed upon or made any recommendation or endorsement of the Company, the Offering or the subscription for the Securities.

         2.5 No Directed Selling Efforts in Regard to this Transaction. To the knowledge of the Subscriber, without any independent investigation, neither the Company, Placement Agent nor any other distributor (if any) participating in the Offering, nor any person acting for the Company, Placement Agent or any such distributor, has conducted any "directed selling efforts" in the United States as the term "directed selling efforts" is defined in Rule 902(b) of Regulation S, which in general, means any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Securities being offered in reliance on Regulation S. Such activity includes, without limitation, the mailing of printed material to investors residing in the United States, the holding of promotional seminars in the United States, and the placement of advertisements with radio or television stations broadcasting in the United States or in publications with a general circulation in the United States, that refers to the offering of the Securities in reliance on Regulation S.

         2.6 Company's Reliance on Representations of Subscribers. This Agreement is made by the Company with each Subscriber in reliance upon such Subscriber's representations and covenants made in this Section 2, which reliance by his, her or its execution of this Agreement the Subscriber hereby confirms.

         2.7 Securities Not Registered Under the Act or Any State Act. Subscriber understands that the Debentures and the Common Stock issuable upon conversion of the Debentures have not been registered under the Act or any state securities laws ("State Acts") and are being offered and sold pursuant to Regulation S based in part upon the representations of Subscriber contained herein. The Common Stock does, however, carry certain registration rights as set forth in the Registration Rights Agreement, in the form of Exhibit Q (see Section 7.4 below) executed by the parties hereto.

         2.8      No  Public   Solicitation.   Subscriber  knows  of  no  public
                  solicitation or advertisement of an offer in connection with the proposed issuance and sale of the Securities.

         2.9 Investment Intent. Subscriber is acquiring the Debentures to be issued and sold hereunder (and the Shares issuable upon conversion of the Debentures) for his, her or its own account (or a trust account if such Subscriber is a trustee) for investment and not as a nominee and not with a view to the distribution thereof. Subscriber understands that Subscriber must bear the economic risk of this investment indefinitely unless such Debentures or such Shares are registered pursuant to the Act and any applicable State Acts, or an exemption from such registration is available, and that the Company has no present intention of registering any such sale of the
                  Debentures or Shares other than as contemplated by the Registration Rights Agreement. Subscriber represents and warrants to the Company, as of the date of this Agreement, that Subscriber has no present plan or intention to sell the Debentures or the Shares in the United States at any predetermined time, and has made no predetermined arrangements to sell the Debentures or the Shares. Subscriber covenants that neither Subscriber nor its affiliates nor any person acting on its or their behalf has entered into, has the intention of entering into, or will enter into any put option, short position or other similar instrument, contract, arrangement or position with respect to the Debentures or Common Stock of the Company anytime after the earlier of (i) the time Subscriber first received the term sheet (the "Term Sheet") concerning this Offering and (ii) the time that Subscriber was first notified by Placement Agent of the existence of the Offering (the earlier of which is referred to as the "Time of Notification of the Offering") until the end of the Restricted Period, or at any time for the intended purpose of lowering the price at which the Debentures are convertible into Shares; and neither Subscriber nor any of its affiliates nor any person acting on its or their behalf will at any time use Shares acquired upon conversion of the Debentures to settle/cover any put option, short position or other similar instrument, contract, arrangement or position entered into prior to the end of the Restricted Period.

         2.10 Subscriber Not to Sell or Transfer Securities in Violation of the Securities Laws. Subscriber covenants that he, she or it will not knowingly make any sale, transfer or other disposition of the Debentures or the Shares in violation of the Act (including Regulation S), the Exchange Act, any applicable State Acts or the rules and regulations of the Commission or of any state securities commissions or similar state authorities promulgated under any of the foregoing.

         2.11 Subscriber's Power and Authority. Subscriber has the full power and authority to execute, deliver and perform this Agreement. This Agreement, when executed and delivered by Subscriber, will constitute a valid and legally binding obligation of Subscriber, enforceable in accordance with its terms.

         2.12 Signatory's Representation. The signatory to this Agreement hereby represents and warrants that he, she or it is either:

                  (a) not a U.S. person (as defined in Regulation S), and is not located in the U.S. at the time of signing this Agreement, or

                  (b) a professional fiduciary of Subscriber (as described in Section (o)(2) through
                   (o)(4) of Rule 902 of  Regulation  S),  acting  solely in his capacity as holder of such account, as a fiduciary, executor, administrator, or trustee, and has completed and signed the accompanying Certificate (Exhibit E) and forwarded it to Placement Agent.

         2.13 No Tax Advice From Company or Its Agents. Subscriber has had an opportunity to review with his, her or its own tax advisors the foreign, U.S. federal, state and local tax consequences of this investment, and the transactions contemplated by this Agreement. Subscriber is relying solely on such advisors and not on any statements or representations of the Company or any of its agents and understands that Subscriber (and not the Company) shall be responsible for the Subscriber's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

         2.14 No Legal Advice from Company or Its Agents. Subscriber acknowledges that he, she, or it has had the opportunity to review this Agreement and the transactions contemplated by this Agreement with his, or her or its own legal counsel. Subscriber is relying solely on such counsel and not on any statements or representations of the Company or any of its agents for legal advice with respect to this investment or the transactions contemplated by this Agreement, except for the representations, warranties and covenants set forth herein and on the opinion provided for in paragraph 7.3 herein.

         2.15 Offering Material Statements. Subscriber acknowledges that all offering materials and documents received by it in connection with the offers and sales of the Securities included statements to the effect of those contained in the first legend set forth on the first page of this Agreement

         2.16 No Scheme to Evade Registration. Subscriber's acquisition of the Debentures is not a transaction (or any element of a series of transactions) that is part of a plan or scheme to evade the registration provisions of the Act.

3.  Resales of Securities by Subscriber

                  Subscriber acknowledges, covenants and agrees that the Securities may and will only be resold by it (a) in compliance with Regulation S and applicable State Acts, if any; or (b) pursuant to an exemption from registration under the Act and applicable State Acts after the Restricted Period; or (c) pursuant to an effective and current Registration Statement under the Act. In addition, in connection with any resale of the Debentures in accordance with clause (a) or (b), above, the Subscriber will deliver to the Company and will cause the purchaser to deliver to the Company the documents described in Section 3.1 and 3.2 below, respectively:

         3.1. Documents to be Delivered for Offshore Regulation S Resales. If any Debenture is being resold to an offshore purchaser in compliance with Regulation S:

                           1. Sales  Agreement,  executed by Subscriber  and the
                  purchaser (in the form of Exhibit F);
                           2. Seller Representation Letter (in the form of Exhibit G);
                           3. Assignment  Separate from Certificate (in the form
                  of Exhibit H)(or endorsed Certificates);
                           4.  Seller's  Instruction  Letter  (in  the  form  of
                  Exhibit  I); and
                           5. Purchaser Representation Letter (in the form of Exhibit J).

         3.2 Documents to be Delivered for Resales into the United States. If any Debenture is being resold to a purchaser in the U.S. after the Restricted Period:

                           1. Sales  Agreement,  executed by both Subscriber and
                  the purchaser (in the form of Exhibit F);

                           2. Seller Representation Letter (in the form of Exhibit K);

                           3. Assignment  Separate from Certificate (in the form
                  of Exhibit H)(or endorsed Certificates);

                           5.  Seller's  Instruction  Letter  (in  the  form  of
                  Exhibit I); and

                           6. Purchaser Representation Letter (in the form of Exhibit J).

         Upon receipt of the executed documents listed above, the Company will effect the transfer of the Debentures on the Company's books and will issue and deliver new Debentures in the purchaser's name (and, in the case of a resale pursuant to Section 3.2 after the Restricted Period, free of any restrictive legend restricting transfer under the Act) within three (3) business days of such receipt. The provisions of this Section 3 shall not apply to subsequent resales of Debentures that have previously been sold by Subscriber in compliance with this Section 3.

4.  Legends; Subsequent Sale of Securities

         4.1 Debenture Legend. The Debenture shall bear a legend substantially in the form of the first legend set forth on the first page of this Agreement (the "Regulation S Restrictive Legend") and any other legend or legends as reasonably required to comply with U.S. federal, state or foreign law.

         4.2 The Shares Obtained Upon Conversion Shall Not Bear a Restrictive Legend. Assuming that there are no changes in the material facts set forth in Section 2 of this Agreement or applicable law from the date hereof until the Date of Conversion (as that term is defined in the Debentures) of the Debentures by Subscriber, the Shares obtained upon a conversion after the Restricted Period shall not bear any restrictive legend restricting transfer under the Act, nor shall any stop order be placed on the books of the Transfer Agent, provided that the Subscriber delivers to the Company a Certificate in the form of Exhibit L.

         4.3 Removal of Debenture Legend for Pledge With a Margin Account. Upon the submission, at any time after the expiration of the Restricted Period, by Subscriber of a written request for removal of the Regulation S Restrictive Legend for the purpose of a bona fide pledge or deposit of Debentures with a margin account, together with the Debentures for which legend removal is being requested and a Certificate in the form of Exhibit M, the Company shall immediately re-issue the Debentures without any restrictive legend restricting transfer under the Act, or the Company shall irrevocably instruct its designated transfer agent ("Transfer Agent") to do so, assuming that there are no changes in the material facts set forth in Section 2 of this Agreement or applicable law from the date hereof until the date of such submission. Except for the requirements otherwise set forth in this Agreement, and assuming there are no changes after the date hereof in the material facts set forth in
                  Section 2 of the Agreement or applicable law, no action other than as set forth in this Section 4.3 shall be required of the Subscriber to remove the Regulation S Restrictive Legend (unless such pledge or deposit would constitute a violation of securities law).

         4.4 The Company's Instructions to Transfer Agent. The Company will issue to its Transfer Agent an irrevocable instruction letter (the "Irrevocable Instructions to Transfer Agent") to convert the Subscriber's Debentures to Common Stock (in accordance with the Debenture and, so long as Section 4.2 is complied with, free of any restrictive legend restricting transfer under the Act) upon receipt of a valid Notice of Conversion from a Subscriber and the original Debentures, and such other documents as are required by this Agreement or the Debenture.

5.       Issuance of Securities in the Near Future; Notice Requirements

         The Company shall not issue any debt or equity securities for cash in private capital raising transactions ("Future Offerings") for a period of seventy five (75) days after the Last Closing without obtaining the prior written approval of Subscribers holding a majority of the principal amount of Debentures then outstanding, provided that the preceding shall not limit the Company's right to conduct a public secondary offering. The Company will not conduct any Future Offerings for a period of two hundred and forty (240) days after the Last Closing without delivering to the Subscriber prior written notice of its intent to conduct a Future Offering (a "Future Offering Notice") setting forth the material terms of the proposed Future Offering. For a period of ten
         (10) days, commencing on the date of receipt of such Future Offering Notice (the "Offer Period"), the Subscriber shall have the right irrevocably to commit to purchase the Subscriber's Portion (as that term is defined below) of the securities being offered in the Future Offering on the terms contained in the Future Offering Notice. If, during the Offer Period, the Subscriber fails irrevocably to commit to purchase the Subscriber's Portion of the securities that are the subject of the Future Offering Notice, the Company shall be permitted to offer and sell any such securities, on terms generally no less favorable to the Company than are set forth in the Future Offering Notice, to any third party during a period of ninety (90) days following the termination of the Offer Period after which 90 day period the terms of this Section 5 shall again apply (the limitations referred to in the preceding sentences of this Section 5 are collectively referred to as the "Capital Raising Limitation"). The Capital Raising Limitation shall not apply to any transaction involving the Company's commercial banking arrangements or issuances of securities in connection with a merger, consolidation or sale of assets, or in connection with or as part of the same transaction as a joint venture or other acquisition or disposition of a business, a product or a license by the Company, or exercise of options by employees, consultants or directors or any transaction with a strategic corporate partner or to loan securitization or sales of loans to master trusts. The Capital Raising Limitation also shall not apply to the issuance of securities upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of March 5, 1996, or to the grant of additional options or warrants, or the issuance of additional securities, under any Company stock option or restricted stock plan. The amount of securities which a Subscriber is entitled to purchase in such a Future Offering (the "Subscriber's Portion") shall be a number obtained by multiplying the aggregate amount of securities being offered in the Future Offering by a fraction, the numerator of which is the aggregate principal amount of Debentures purchased by the Subscriber pursuant to this Agreement and the denominator of which is the aggregate principal amount of Debentures placed in the Offering. If the Company fails to obtain from purchasers of Debentures in the Offering irrevocable commitments to purchase 90% of the proposed Future Offering, the Company shall be released from any obligation under this Section 5 to the Subscribers with respect to such Future Offering.

6.       Representations and Warranties of Company

         Company represents and warrants to Subscriber as follows:

         6.1 Organization, Good Standing, and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of state of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the business or properties of the Company and its subsidiaries taken as a whole. The Company, is not the subject of any pending or, to its knowledge, threatened investigation or administrative or legal proceeding by the Internal Revenue Service, the taxing authorities of any state or local jurisdiction, or the Securities and Exchange Commission which could have a material adverse effect and which have not been disclosed in the reports referred to in Section 2.2 above.

         6.2 Corporate Condition. The Company's condition was, in all material respects, as described in the Disclosure Documents at the respective dates thereof. There has been no material adverse change in the Company's business financial condition or prospects since September 30, 1995. The Disclosure Documents are true and correct, in all material respects, and the financial statements contained in the Disclosure Documents have been prepared in accordance with generally accepted accounting principles, consistently applied, and fairly present the financial position and results of operation and cash flows of the Company on a consolidated basis, for the periods then ended. Without limiting the foregoing, there are no material liabilities, contingent or actual, that are not disclosed in the Disclosure Documents. The Company has paid all material taxes which are due, except for taxes which it reasonably disputes. There is no material claim, litigation, or administrative proceeding pending, or to the best of the Company's knowledge, threatened against the Company, except as disclosed in the Disclosure Documents. This Agreement and the Disclosure Documents do not contain any untrue statement of a material fact and do not omit to state any material fact required to be stated therein or herein or necessary to make statements contained therein or herein not misleading in the light of the circumstances under which they were made.

         6.3 Authorization. All corporate action on the part of the Company by its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance and delivery of the Debentures being sold hereunder and issuance (and reservation for issuance) of the Common Stock obtainable on conversion of the Debentures have been taken, and this Agreement and the Registration Rights Agreement constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms. The Company has obtained all consents and approvals required for it to execute, deliver, and perform this Agreement. The Company is not in violation or default of any provisions of its Articles of Incorporation or By-laws, as amended and in effect on and as of the date of this Agreement, or of any material provision of any instrument or contract to which it is a party or by which it is bound or of any material provision of any federal or state judgment, writ, decree, order, statute, rule or governmental regulation applicable to the Company except where such violation, default or conflict would have no material adverse affect on the Company's business prospects or financial condition, or on the transaction contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company.

         6.4 Valid Issuance of Securities. The Debentures, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be validly issued and binding obligations of the Company, enforceable in accordance with their terms, and, based in part upon the representations of the Subscriber in this Agreement, will be issued in compliance with all applicable U.S. federal and state securities laws. The Common Stock issuable upon conversion of the Debentures, when issued in accordance with the terms of the Debentures, shall be duly and validly issued and outstanding, fully paid and nonassessable, and based in part on the representations and warranties of Subscriber of the Debentures, will be issued in compliance with all applicable U.S. federal securities laws and State Acts. The Shares will be issued free of any preemptive right. The Company currently has at least 4.8 million shares reserved for issuance upon conversion of the Debentures.

         6.5 Current Public Information. The Company represents and warrants to the Subscriber that the Company is a "reporting issuer" as defined in Rule 902(1) of Regulation S and it has a class of securities registered under Section 12(b) or 12(g) of the Exchange Act or is required to file reports pursuant to
                  Section 13 or 15(d) of the Exchange Act, and has filed all the materials required to be filed as reports pursuant to the Exchange Act for a period of at least twelve months preceding the date hereof (or for such shorter period as the Company was required by law to file such material), and all such filings have been made on a timely basis. The Company undertakes to furnish the Subscriber with copies of such information as may be reasonably requested by the Subscriber prior to consummation of this Offering.

         6.6 No Securities Offered in U.S. or to any U.S. Person. The Company represents that it has not offered the Debentures to the Subscriber in the U.S. or to any person in the United States or any U.S. person (as defined in Regulation S) unless such U.S. person is a professional fiduciary of a non-U.S. person (as defined in Section (o) (2) through (o) (4) of Rule 902 of Regulation S).

         6.7 No Directed Selling Efforts in Regard to this Transaction. Neither the Company, nor to the knowledge of the Company, the Placement Agent, any other distributor participating in the Offering (if any), or any person acting for the Company, the Placement Agent or any such distributor, has conducted any "directed selling efforts" in the United States, as the term "directed selling efforts" is defined in Rule 902(b) of Regulation S with respect to the Offering, which in general, means any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Securities being offered in reliance upon Regulation S. Such activity includes, without limitation, the mailing of printed material to investors residing in the United States, the holding of promotional seminars in the United States, and the placement of advertisements with radio or television stations broadcasting in the United States or in publications with a general circulation in the United States, that refers to the offering of the Securities.

         6.8 Capitalization Structure of the Company. The capitalization of Company, as of the date of the Closing, after giving effect to the issuances of the Securities in this Offering, is as set forth in Exhibit N.

         6.9 Termination Date of Offering. In no event shall the Last Closing of a sale of a Debenture in connection with the Offering, occur later than March 15, 1996, which date can be extended by up to 10 days upon written approval by the Company and the Placement Agent.

         6.10 Use of Proceeds. As of the date hereof, the Company expects to use the proceeds from this Offering (less fees and expenses) for the purposes and in the approximate amounts set forth in Exhibit O hereto. These purposes and amounts are estimates and are subject to change.

         6.11 Intellectual Property. The Company has a valid unrestricted, enforceable and exclusive license for the use of all patents, trademarks, trademark registrations, trade names, copyrights, trade secrets, know-how, technology and other intellectual property necessary to the conduct of its business, except to the extent such rights have been licensed, assigned or otherwise transferred to others, as indicated on Schedule IP-1. To the best of the Company's knowledge, the Company is not infringing on the intellectual property rights of any third party, nor is any third party infringing on the Company's intellectual property rights. There are no restrictions in any agreements, licenses, franchises, or other instruments that are necessary for the conduct of the Company's business as presently conducted or as planned to be conducted in the future that materially interfere with the conduct of such business.. The Company has granted valid and enforceable licenses to others as listed on Schedule IP-1.

         6.12 Levy Family Loan Repayment. The outstanding Levy family loans may be repaid out of the proceeds of the Offering according to the following schedule of repayment preconditions and in the following limited monthly amounts:

                                                  Repayment        Maximum
        Repayment Precondition                     Tranche     Monthly Repayment

        1.  GMP Status Achieved                    $250,000        $125,000
        2.  Filing of Injectable Calcitonin IND    $250,000        $125,000
        3.  Filing of Oral Calcitonin IND          $250,000        $125,000
        4.  Contract with a "Strategic Marketing
         Partner" (as defined below)               $500,000        $250,000

                  Repayments shall become permissible as of the beginning of the calendar month immediately following the month in which the specified precondition is satisfied. During any one month, repayment may only be made towards one eligible "Repayment Tranche". If an additional Repayment Tranche becomes eligible during a month an initial Repayment Tranche is already being repaid, repayment under the additional Repayment Tranche shall be delayed until the calendar month immediately following repayment in full of the initial Repayment Tranche.

                  Strategic Marketing Partner: Strategic Marketing Partner shall mean any person or entity which has entered into an agreement with the Company which provides (a) that such person or entity will arrange for the marketing, manufacturing and/or distribution services for the Company's amidated peptide products developed and/or manufactured utilizing the Company's proprietary technology and (b) that such person or entity will, at the Company's discretion, (1) make an aggregate payment of at least $2,000,000 to the Company in up-front fees and/or scheduled already known fixed payments over the term of the agreement or (2) if the marketing territory covered by the agreement includes one or more of the United States, Japan, or any European country, pay the Company at least a 5% royalty over the term of the agreement.


         6.13 Shareholder Approval. The Company covenants to submit to its shareholders at its next annual shareholder meeting a proposal for ratification of the issuance of the Debentures and the Common Stock issuable upon conversion thereof. The Company further covenants to use it best efforts to have such proposal approved by the necessary shareholder vote, if and as required by the rules of the National Association of Securities Dealers, Inc. (the "NASD") applicable to the transaction. Neither the failure to obtain stockholder approval nor the Company's lack of financial ability to redeem Debentures will release the Company from its contractual obligations to issue unrestricted and unlegended shares of Common Stock, in accordance with the terms of the Debentures and this Agreement, upon the conversion of the Debentures.

7.       Covenants of Company

         7.1 Independent Auditors. The Company shall, until at least February 28, 1999, maintain as its independent auditors an accounting firm authorized to practice before the Commission.

         7.2 Corporate Existence and Taxes. The Company shall, until at least the earlier of March 5, 1999, and the conversion or redemption of all the Debentures purchased pursuant to this Agreement maintain its corporate existence in good standing (provided, however, that the foregoing covenant shall not prevent the Company from entering into any merger or corporate reorganization as long as the surviving entity in such transaction, if not the Company, assumes the Company's obligations with respect to the Debentures) and shall pay all its material taxes when due except for taxes which the Company reasonably disputes.

         7.3 Opinion of Counsel. Subscriber shall, upon purchase of the Debentures, receive an opinion letter from outside counsel to the Company, in the form attached hereto as Exhibit P, to the effect that (i) the Company is duly incorporated and validly existing under the laws the state of Delaware; (ii) this Agreement, the Registration Rights Agreement, the Irrevocable Instructions to Transfer Agent, the issuance of the Debentures, and the issuance of the Common Stock upon conversion of the Debentures have been duly authorized by all required corporate action, and that all such Shares of Common Stock, upon delivery, shall be validly issued, fully paid and nonassessable; (iii) this Agreement, the Registration Rights Agreement, and the Irrevocable Instructions to Transfer Agent constitute valid and binding obligations of the Company, enforceable in accordance with their terms, except as enforceability of any indemnification provisions may be limited by principles of public policy, and subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of laws governing specific performance and other equitable remedies; (iv) based upon the representations and warranties of the Subscribers contained in the Regulation S Subscription Agreements entered into in connection with the Offering and the representations and warranties of the Placement Agent set forth in the Manner of Offering Certificate of the Placement Agent, and assuming that no Subscriber is engaged in a plan or scheme to evade the registration requirements of the Act, the issuance of the Debentures has been effected in compliance with Regulation S, and the issuance of the Shares upon conversion of the Debentures in accordance with their terms by the Subscriber (assuming that no commission or other remuneration is paid or given, directly or indirectly, for soliciting such conversion) will not be subject to the registration provisions of the Act; and (v) the execution, delivery and performance of this Agreement and the other agreements entered into in connection herewith, does not conflict with or result in a breach of the Company's Articles of Incorporation, By-laws, or any agreement, relating to the issuance of securities, the incurrence of funded indebtedness or registration rights, to which the Company is a party or by which its property is bound or any judgment, or decree to which it is subject, that is identified to such counsel by the Company.

         7.4 Registration Rights. The Company will grant Subscriber the registration rights covering the Common Stock issuable on conversion of the Debentures on the terms of the Registration Rights Agreement attached hereto as Exhibit Q.

         7.5 Notification of Final Closing Date & Restricted Period by Company. Within five (5) business days after the Last Closing, the Company shall notify the Subscriber in writing that the Last Closing has occurred, the date of the Last Closing, the date upon which the Restricted Period will terminate with respect to the Securities, the dates that the Subscribers are entitled to convert the respective portions of their Debentures and the Fixed Conversion Price, as that term is defined in the Debenture.

         7.6 Payments for Late Conversion or Failure to Reserve Authorized but Unissued Common.

                  (a) Payments for Late Conversion. As set forth in the Debentures, the Transfer Agent or the Company (as applicable) shall, no later than 6:00 P.M. (New York City time) on the third business day (the "Deadline") after receipt by the Company or its Transfer Agent of a notice of conversion and all necessary documentation duly executed and in proper form required for conversion, including receipt by the Transfer Agent of the original Debentures to be converted, all in accordance with the terms of the Debentures and this Agreement, issue a certificate for the number of shares of Common Stock to which the holder ("Holder") of the Debentures shall be entitled as aforesaid and surrender such original Common Stock certificates to a common courier for either overnight or (if delivery is outside the United States) 2-day delivery to the Holder at the address of the Holder on the books of the Company. The Company understands that a delay in the issuance and delivery of the Shares of Common Stock beyond the Deadline could result in economic loss to the Holder. As compensation to the Holder for such loss, the Company agrees to pay late payments to the Holder for late issuance of Shares upon conversion in accordance with the following schedule (where "No. Business Days Late" is defined as the number of business days beyond the Deadline):

                                                 Late Payment For Each
                                                 $10,000 Of Debenture Principal
                  No. Business Days Late             Amount Being Converted
                  ----------------------             ----------------------

                           1                              $100
                           2                              $200
                           3                              $300
                           4                              $400
                           5                              $500
                           6                              $600
                           7                              $700
                           8                              $800
                           9                              $900
                           10                             $1,000
                           greater than 10                $1,000 + $200 for each
                                                               Business Day Late
                                                               beyond 10 days

                  In the event  that the  number of shares of Common  Stock that the Company reasonably calculates to be due a particular Subscriber upon conversion is different from the number of shares claimed by the Subscriber, by virtue of the calculation of the conversion rate or other information set forth in its Notice of Conversion, the Company shall direct the Transfer Agent to issue, in accordance with the procedures set forth above and in the Debentures, to the Subscriber certificates for a number of shares equal to the lesser of the two numbers and, as to the issuability of the remaining disputed number of shares of Common Stock, shall submit the dispute within three business days after the receipt of such Holder's Notice of Conversion to the Company's usual outside accounting firm ("Accountant") for determination of the number of shares of Common Stock to be issued. In the event of such a dispute, the Company agrees to instruct its Accountant, at the Company's expense, to resolve any such dispute and notify the parties of the result within three business days after the Accountant's receipt of notice of such dispute. Within two business days of its receipt of the Accountant's results, the Company shall direct the Transfer Agent to issue to the Subscriber certificates for any additional shares (the "Disputed Shares") to which the Subscriber is entitled. The Disputed Shares shall not be subject to the late payment provisions of this Section 7.6(a).

                  To the extent that the failure of the Company to issue the Common Stock pursuant to this Section 7.6 is due to the unavailability of authorized but unissued shares of Common Stock, the provisions of this Section 7.6(a) shall not apply but instead the provisions of Section 7.6(b) shall apply.

                  The Company shall pay any payments incurred under this Section 7.6(a) in immediately available funds within three (3)
                  business days from the date of issuance of the applicable Common Stock. Nothing herein shall limit a Holder's right to pursue actual damages for the Company's failure to issue and deliver Common Stock to the Holder pursuant to the terms of the Debenture.

                  (b) Payments for Failure to Reserve Authorized but Unissued Common . If, at any time a Holder of Debentures submits a Notice of Conversion (as defined in the Debenture), the Company does not have sufficient authorized but unissued shares of Common Stock available to effect, in full, a conversion of the Debentures under Section 4 of the Debenture, subject to the Company's right to redeem such Debentures in accordance with the terms thereof (a "Conversion Default", the date of such default being referred to herein as the "Conversion Default Date"), the Company shall issue to the Holder all of the shares of Common Stock which are available, and the Notice of Conversion as to any Debentures requested to be converted but not converted (the "Unconverted Debentures") shall become null and void. The Company shall provide notice of such Conversion Default ("Notice of Conversion Default") to each Holder of outstanding Debentures, by facsimile, within three (3) business days of such default (with the original delivered by overnight or two (2) day courier). Holders may not submit a Notice of Conversion after receipt of a Notice of Conversion Default until the date additional shares of Common Stock are authorized by the Company.

                           The   Company   agrees  to  pay  to  all  Holders  of
                  outstanding  Debentures  payments  for  a  Conversion  Default
                  ("Conversion Default Payments") in the amount of (N/365) x (.24) x the initial issuance price of the outstanding Debentures held by each Holder where N = the number of days from the Conversion Default Date to the date (the "Authorization Date") that the Company authorizes a sufficient number of shares of Common Stock to effect conversion of all remaining Debentures. The Company shall send notice ("Authorization Notice") to each Holder of outstanding Debentures, by facsimile, within three (3) business days after the Authorization Date (with the original delivered by overnight or two (2) day courier) that additional shares of Common Stock have been authorized, the Authorization Date and the amount of Holder's accrued Conversion Default Payments. The accrued Conversion Default shall be paid in cash or shall be convertible into Common Stock at the Conversion Rate (as that term is defined in the Debenture), at the Company's option, and shall be payable to each Holder of outstanding Debentures by the fifth day of the following calendar month.

                  Nothing herein shall limit the Subscriber's right to pursue actual damages for the Company's failure to maintain a sufficient number of authorized shares of Common Stock.

                           7.7 Listing.  The Company  shall  effect,  as soon as
                  practicable following the Closing, subject to Company's right to redeem such Debentures, the listing of the shares of Common Stock issuable upon the conversion of the Debentures on Nasdaq or another national securities exchange or quotation system.

         8. Events of Defaults. If any of the following events of default (each an "Event of Default") shall occur:

                           8.1 Conversion.  The Company fails to issue shares of
                  Common Stock to the Holder upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of the Debenture and this Agreement fails to transfer any certificate for shares of Common Stock issued to the Holder upon conversion of the Debenture and when required by the Debenture or fails to remove any restrictive legend on any certificate or any shares of Common Stock issued to the Holder upon conversion of the Debenture as and when required by the Debenture or this Agreement and any such failure shall continue uncured for 10 trading days;

                           8.2 Breach of  Covenant.  The  Company  breaches  any
                  material covenant or other material term or condition of the Debenture (other than as specifically provided in Section 8.1 hereof), or this Agreement and the breach of which would have a material adverse effect on the Company or the prospects of the Company or a material adverse effect on the Holder or the rights of the Holder with respect to the Debentures or the shares of Common Stock issuable upon conversion of the Debentures and such breach continues for a period of ten (10) business days after written notice thereof to the Company from the Holder;

                           8.3 Breach of  Representations  and  Warranties.  Any
                  representation or warranty of the Company made herein or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith shall be false or misleading in any material respect when made and the breach of which would have a material adverse effect on the Company or the prospects of the Company or a material adverse effect on the Holder or the rights of the Holder with respect to the Debentures or the shares of Common Stock issuable upon conversion of the Debentures;

                           8.4   Receiver  or   Trustee.   The  Company  or  any
                  subsidiary of the Company shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed;

                           8.5 Judgments.  Any money  judgment,  writ or similar
                  process shall be entered or filed against the Company or any subsidiary of the Company or any of its property or other assets for more than $500,000, and shall remain unvacated, unbonded or unstayed for a period of thirty (30) days unless otherwise consented to by the Holder, which consent will not be unreasonably withheld; or

                           8.6 Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceeding for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company or any subsidiary of the Company and any such proceeding instituted against the Company or any subsidiary is not dismissed within thirty (30) days.

                  Then upon the occurrences and during the continuation of any Event of Default specified in Section 8.1, 8.2, 8.3, 8.4, 8.5 or 8.6 upon the written notice of the Holders of 75% of the outstanding principal amount of the Debentures, the Company shall, and upon the occurrences of any event of default specified in Section 8.4 or 8.6, the Company shall pay to the Holder an amount equal to (a) the sum of (1) the unpaid principal amount of the Debentures owned by such Holder plus (2) accrued and unpaid interest on the unpaid principal amount of the Debentures owned by such Holder to the date of payment; multiplied by (b) the percentage (the "Default Percentage") set forth below with respect to the date on which such Event of Default occurs:


Date of Event of Default                                  Default Percentage
- ------------------------                                  ------------------

Date of Last Closing to 18 months                                 130%
following Last Closing

18 months and 1 day to 24 months                                  125%
following Last Closing

24 months and 1 day to 30 months                                  120%
following Last Closing

After 30 months following Last Closing                            115%

                  In addition, all other amounts payable hereunder shall immediately become due and payable, all without demand, presentment, or notice, all of which hereby are expressly waived, together with all costs, including, without limitation, legal fees and expenses, of collection to which the Holder is lawfully entitled, and the Holder shall be entitled to exercise all other rights and remedies available at law or in equity.

                  If the Company  fails to pay any amounts due  pursuant to this
Article 8 within 5 business days of such amounts being due and payable, then the Holder shall have the right at any time, so long as the Company remains in default, to require the Company, upon written notice, to immediately issue, in lieu of such amounts, the number of shares of Common Stock of the Company equal to the amounts owed by the Company to the Holder, divided by the Conversion Price then in effect.

9.       Governing Law

         This Agreement shall be governed by and construed in accordance with the laws of the state of Delaware, U.S.A. applicable to agreements made in and wholly to be performed in that jurisdiction, except for matters arising under the Act or the Exchange Act which matters shall be construed and interpreted in accordance with such laws. Any action brought to enforce, or otherwise arising out of, this Agreement shall be heard and determined only in either a federal or state court sitting in the County of New Castle in the State of Delaware, U.S.A.

10.      Entire Agreement; Written Amendments Required

         This Agreement, the Debentures, the Registration Rights Agreement, the Irrevocable Instructions to Transfer Agent (except as set forth therein), the Escrow Agreement and the other documents delivered pursuant hereto or thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

11.      Written Notices, Etc.

         Any notice, demand or request required or permitted to be given by either the Company or the Subscriber pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally, or by facsimile (with a hard copy to follow by either overnight or two (2) day courier), addressed to the Subscriber at the address and/or facsimile telephone number set forth at the end of this Agreement and to Unigene Laboratories, Inc. at 110 Little Falls Road, Fairfield, New Jersey 07004 (or such other address as a party may request by notifying the other in writing).


12.      Execution in Counterparts Permitted

         This Agreement may be executed in any number of  counterparts,  each of
which  shall  be  enforceable   against  the  parties  actually  executing  such
counterparts, and all of which together shall constitute one instrument.

13.       Representations and Warranties Survive the Closing;
          Agreement is Severable

         The Subscriber's and the Company's representations and warranties shall survive the closing of the transaction notwithstanding any due diligence investigation made by or on behalf of the party seeking to rely thereon. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall to the extent permitted by law continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

14.      Titles and Subtitles; Gender

         The  titles  and  subtitles   used  in  this  Agreement  are  used  for
         convenience only and are not to be considered in construing or interpreting this Agreement. The use in this Agreement of a masculine, feminine or neuter pronoun shall be deemed to include a reference to the others.

15.      Exact Registered Name of Security  Holder; Offshore Delivery
         Instructions

                  (a) Subscriber agrees to provide Company with the exact name in which he, she or it wishes the Securities to be registered by providing that information on the accompanying signature page of this Agreement. Additionally, Subscriber also agrees to provide Company with detailed delivery instructions to an offshore addressee and will also provide that information on the accompanying signature page of this Agreement.

                  (b) Subscriber agrees to courier to Company his, her or its original inked signed Subscription Agreement within 2 days of faxing said signed Agreement to the Placement Agent.

16.      Limitations on Assignment of this Agreement.

         Neither party to this Agreement may assign this Agreement without the prior written consent of the other (which may be withheld for any reason). This provision does not limit the Subscriber's right to transfer the Securities pursuant to the terms of the Debenture and this Agreement.

17.      Subscription and Wiring Instructions; Irrevocability

         (a) Subscriber shall send a copy of its signed Subscription Agreement by facsimile to Placement Agent at (770) 640-7150, and shall send its subscription funds by wire transfer, to the Escrow Agent as follows:

                  First Union National Bank of Georgia
                  Attn:  Rick Schaal
                  Corporate Trust Administration
                  999 Peachtree Street, N.E., Suite 1100
                  Atlanta, Georgia  30309
                  Fax:  404-827-7305

                  ABA Number: 053000219
                  Account Number:  465946
                  Attn:  Claire Moore
                  Ref:  UNIGENE LABORATORIES, INC./Swartz Investments, LLC
                  Ref:  Subscriber's Name
                  A/C 3072232630
                  Contact Nicole Stefanini

         (b) The Subscriber hereby acknowledges and agrees, subject to the provisions of any applicable laws providing for the refund of subscription amounts submitted by the Subscriber, that this Agreement is irrevocable and that the Subscriber is not entitled to cancel, terminate or revoke this Agreement; provided, however, that if the conditions to Closing are not satisfied or if the Disclosure Documents are discovered prior to Closing to contain statements which are materially inaccurate, or omit statements of material fact, the Subscriber may revoke or cancel this Agreement.

         (c) This Agreement shall be accepted by the Company when the Agreement is countersigned by the Company and delivered to the Escrow Agent. The
Subscriber hereby confirms that the Company has full right in its sole discretion to accept or reject the subscription of the Subscriber, in whole or in part, provided that, if the Company decides to reject such subscription, the Company must do so promptly and in writing. In the case of rejection, the Company will promptly return any rejected payments (together with any interest earned on such rejected funds in the escrow account) and (if rejected in whole) copies of all executed subscription documents (including without limitation this Agreement) to Subscriber. The Company may terminate this Agreement prior to the Closing if this Agreement is discovered to contain statements that are materially inaccurate or to or omit statements of material fact.

18.      Indemnification.

         The Company shall indemnify and hold harmless the Subscriber, Placement Agent and each of their officers, directors, employees, partners, control persons and agents (a "Subscriber Indemnified Party") who is or may be a party to any threatened, pending, or completed action, suit or proceeding of any kind, against any losses, damages, liabilities and expenses (including reasonable attorneys fees) suffered or incurred by a Subscriber Indemnified Party and not otherwise reimbursed, arising from or due to any material breach of a representation warranty or covenant of the Company contained in this Agreement. The Subscriber shall indemnify and hold harmless the Company and each of its officers, directors, employees, partners, control persons and agents (a "Company Indemnified Party") who is or may be a party to any threatened, pending, or completed action, suit or proceeding of any kind, against any losses, damages, liabilities and expenses (including reasonable attorneys fees) suffered or incurred by a Company Indemnified Party and not otherwise reimbursed, arising from or due to any material breach of a representation, warranty or covenant of the Subscriber contained in this Agreement.

19. Amount

         The undersigned hereby subscribes for _________________________ principal amount of Debentures, and pays herewith funds in the amount of ____________________________ U.S. Dollars ($______________U.S.) on the terms and conditions of this Agreement.

         The undersigned acknowledges that this Agreement and the subscription represented hereby shall not be effective unless accepted by the Company as indicated below and delivered to the Subscriber.

Dated this _____ day of ___________, 1996.


- ------------------------------------          ---------------------------------
         Your Signature                         EXACT NAME IN WHICH YOU WANT
                                               THE SECURITIES TO BE REGISTERED
                                            (Please Print Exact Registered Name)

                                             OFFSHORE DELIVERY INSTRUCTIONS:
- -------------------------------------       -----------------------------------
Name: Please Print
                                              Please type or print address where
                                               your security is to be delivered.

                                                     ATTN:
                                                          ----------------------

- ------------------------------------            --------------------------------
Title/Representative Capacity (if applicable)     Street Address

- ------------------------------------            --------------------------------
Name of Company You Represent (if applicable)     Street Address

- ------------------------------------            --------------------------------
Place of Execution of this Agreement            City, State or Province, Country


                                                   -----------------------------
                                                       Offshore Postal Code


                                                   -----------------------------
                                              Phone Number (For Federal Express)


                                                   -----------------------------
                                                   Facsimile Number (re: Notice)


THIS SUBSCRIPTION IS ACCEPTED BY THE COMPANY ON THE ____ DAY OF __________ 1996.

                                            UNIGENE LABORATORIES, INC.


                                    By:________________________________
                                                      (Signature)
                                    Print Name: _________________________
                                    Title: ______________________________

                                    EXHIBIT E
                         - UNIGENE LABORATORIES, INC. -
            FIDUCIARY, ADMINISTRATOR, EXECUTOR OR TRUSTEE CERTIFICATE

                  The signatory to this Agreement hereby represents and warrants that he, she or it is a professional fiduciary of Subscriber (as described in Section (o)(2) through (o)(4) of Rule 902 of Regulation S), acting solely in his, her or its capacity as such, and that:

                  (i) the Subscriber is not a U.S. person (as defined in Regulation S); and

                  (ii)  either (sign either A, B or C, as applicable):

                           A. The account for which the Debentures are being purchased by Subscriber is a discretionary account or similar account (other than an estate or trust) which the undersigned manages and holds for the benefit or account of Subscriber and the Subscriber is not located in the U.S. at the time of signing this Agreement;

                                                   ----------------- (signature)
                           OR

                           B. The account for which the Debentures are being purchased by Subscriber is the account of an estate of which the undersigned acts as executor or administrator, an executor or administrator of the estate who is not a U.S. person (as defined in
                           Regulation S) has sole or shared investment discretion with respect to the assets of the estate, the estate is governed by foreign law and the Subscriber is not located in the U.S. at the time of signing this Agreement;

                                                   ----------------- (signature)
                           OR

                           C. The account for which the Debentures are being purchased by Subscriber is the account of a trust of which the undersigned acts as trustee, a trustee, who is not a U.S. person (as defined in Regulation S) has sole or shared investment discretion with respect to the trust assets, no beneficiary of the trust (and no settlor, if the trust is revocable) is a U.S. person (as defined in Regulation S) and the Subscriber is not located in the U.S. at the time of signing this Agreement.

                                                   ----------------- (signature)

                ---------------------  -----------------------------------------
                   Print Your Name     Person or Entity for Whom You are Signing